UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 17, 2025 (September 15, 2025)

Muzinich Corporate Lending Income Fund, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	814-01659	93-2545381
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

450 Park Avenue

New York, NY 10022

(Address of Principal Executive Offices, Zip Code)

(212) 888-3413

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On September 15, 2025, Muzinich Corporate Lending Income Fund, Inc. (the “Company”) held its 2025 Annual Meeting of Stockholders (the “Annual Meeting”). The following two proposals were voted on at the meeting: (1) to elect two (2) Class III directors of the Company to the board of directors of the Company (the “Board”) to serve for a term of three (3) years, or until their respective successor is duly elected and qualified; and (2) to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.

Stockholders of record at the close of business on August 25, 2025 were entitled to vote at the Annual Meeting. As of August 25, 2025, there were 94,605 shares of common stock of the Company outstanding and entitled to vote. A quorum consisting of 91,413 shares of common stock of the Company were present or represented by proxy at the Annual Meeting.

The final voting results for each of the proposals submitted to a vote of stockholders at the Annual Meeting are set forth below. All of the proposals were approved by the requisite vote.

Proposal 1. To elect two (2) Class III directors of the Company to the Board to serve for a term of three (3) years, or until their respective successor is duly elected and qualified:

Director Nominee	Number of Votes “For”	Number of Votes “Withheld”
Jeffrey Youle	91,413	0
Steven J. Paggioli	91,413	0

Proposal 2. To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025:

Number of Votes “For”	Number of Votes “Against”	Number of Abstentions
91,413	0	0

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Muzinich Corporate Lending Income Fund, Inc.

Date: September 17, 2025	By:	/s/ Paul Fehre
	Name:	Paul Fehre
	Title:	Chief Financial Officer and Treasurer

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